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                                                                   EXHIBIT 10.39


                            FIRST AMENDMENT TO LEASE


     THIS FIRST AMENDMENT TO LEASE ("Amendment") is made and entered into as of January 4, 1999, by and between PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership ("Landlord"), successor-in-interest to The Campus, LLC, a California Limited Liability Company ("Campus LLC"), and VIASAT, INC., a Delaware corporation ("Tenant").

                                    RECITALS

     A. Campus LLC and Tenant entered into that certain lease dated as of November 11, 1997 (the "Lease"), concerning that certain premises containing 6,736 rentable square feet (the "Premises") in a building located at 5962 La Place Court, Suites 225, 260, 230, Carlsbad, California (the "Building"), and more particularly described in the Lease.

     B.   Landlord succeeded to Campus LLC's interest in the Lease.

     C. The Lease term expires May 31, 1999, and Tenant desires to extend the lease for an additional term.

     D. Landlord and Tenant further desire to amend the Lease to reflect the extended term and to otherwise modify the Lease as set forth in this Amendment.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

     1. INCORPORATION: DEFINED TERMS. The Lease is hereby incorporated into this Amendment by this reference. All capitalized terms used and not otherwise defined in this Amendment, but defined in the Lease, shall have the same meaning in this Amendment as in the Lease.

     2. EXTENSION OF TERM. The term of the Lease is hereby extended for an additional six (6) months commencing on June 1, 1999 and expiring on November 30, 1999 ("Extended Term").

     3. BASE RENT. For the Extended Term, Tenant shall pay Base Rent monthly in accordance with the following schedule:

                                                Base Rent Per
                         Period                     Month
                         ------                 --------------
                    6/1/99 - 11/30/99             $11,990.00

     4. LANDLORD IMPROVEMENTS. Tenant shall accept the Premises in its current "as-is" condition.

     5. NO CONCESSIONS. Tenant shall not be entitled to any rent abatement or other concessions during the Extended Term.

     6.   MISCELLANEOUS.

          (a) Effect of Amendment. Except to the extent the Lease is modified by this Amendment, the remaining terms and provisions of the Lease shall remain unmodified and in full force and effect. In the event of conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall prevail.

          (b) Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to its subject matter and can be changed only by an instrument in writing signed by Landlord and Tenant.

          (c) Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one in the same Amendment.

          (d) Attorney's Fees. The provisions of the Lease respecting payment of attorneys' fees shall also apply to this Amendment.

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          (e)  Corporate Authority. Each individual executing this Amendment for the Tenant represents that he or she is duly authorized to execute and deliver this Amendment for the Tenant and that the Amendment is binding upon the Tenant in accordance with its terms.

     7. BROKERAGE COMMISSIONS. Tenant hereby represents and warrants to Landlord that, other than Business Real Estate Brokerage Company and Prentiss Properties (collectively, the "Brokers") no other broker or finder has been engaged by it in connection with the transaction contemplated by this Amendment or to its knowledge is in any way connected with such transaction. In the event of any claims or brokers' or finders' commissions or fees in connection with the negotiation, execution or consummation of this Amendment other than by the Brokers, then Tenant shall indemnify, defend and hold harmless Landlord from and against any such claims if they shall be based upon any statement or representation or agreement of Tenant.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first set forth above.


LANDLORD:               PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a
                        Delaware limited partnership

                        By:   Prentiss Properties I, Inc.
                              Its: General Partner

                              By:  /s/ LOUAY ALSADEK
                                   ------------------------------------
                                   Name: LOUAY ALSADEK
                                         ------------------------------
                                   Title: VICE PRESIDENT
                                          -----------------------------

                              By:
                                   ------------------------------------
                                   Name:
                                         ------------------------------
                                   Title:
                                          -----------------------------



TENANT:                 VIASAT, INC.
                        a Delaware corporation

                        By:   /s/ GREG MONAHAN
                              -----------------------------------------
                              Name: GREG MONAHAN
                                    -----------------------------------
                              Title: VICE PRESIDENT
                                     ----------------------------------

                        By:   /s/ [SIGNATURE ILLEGIBLE]
                              -----------------------------------------
                              Name: [ILLEGIBLE]
                                    -----------------------------------
                              Title: VICE PRESIDENT
                                     ----------------------------------